UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2020

ALARM.COM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37461	26-4247032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8281 Greensboro Drive	Suite 100	Tysons	Virginia	22102
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (877) 389-4033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 25, 2020, Alarm.com Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2019. The press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including the exhibit attached hereto, is furnished under Item 2.02 of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

Effective February 21, 2020, the Company appointed Simone Wu to serve on the Board of Directors of the Company (the “Board”) as a Class II director. Ms. Wu will serve for the term expiring at the Company’s upcoming 2020 Annual Meeting of Stockholders or until her earlier death, resignation or removal. Ms. Wu has been appointed to the Audit Committee of the Board.

Ms. Wu, 55, is the Senior Vice President, General Counsel, Corporate Secretary and External Affairs for Choice Hotels International, Inc., a position she has held since 2015, and previously served as the Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer at Choice Hotels from 2012 to 2015. From 2001 to 2012, she held a number of positions of increasing responsibility with XO Communications, including serving as its General Counsel. Ms. Wu earned a B.A. in Political Science from the University of Michigan and a J.D. from Columbia University.

Ms. Wu will be compensated in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2019 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission (the “Commission”) on April 26, 2019.

In connection with her appointment, Ms. Wu and the Company entered into an indemnity agreement, a copy of which will be filed with the Commission as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

Ms. Wu was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Ms. Wu that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1*	Press Release Dated February 25, 2020
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)
_______________

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarm.com Holdings, Inc.

Date:	February 25, 2020
		By:	/s/ Steve Valenzuela
Steve Valenzuela
Chief Financial Officer

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